UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 10, 2024
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01        Other Events.

Truist Financial Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, originally filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024 (the “2023 Form 10-K”).

This Form 8-K is being filed solely to recast financial information and related disclosures contained in the 2023 Form 10-K to reflect the discontinued operations of the previously reported Insurance Holdings (“IH”) segment, and the segment realignment, as described below.

The Company entered into an Equity Interest Purchase Agreement, dated as of February 20, 2024, a copy of which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2024, to sell its remaining equity interests in Truist Insurance Holdings, LLC (“TIH”). On May 6, 2024, the Company completed the sale of these remaining equity interests in TIH. As a result, the historical results of TIH, which was the principal legal entity of the Company’s former IH segment, have been reflected as discontinued operations in the Company’s recast Consolidated Financial Statements for all periods presented in Exhibit 99.1 to this Form 8-K.

Effective January 1, 2024, several business activities were realigned reflecting updates to the Company’s operating structure. First, the Consumer Banking and Wealth segment was renamed Consumer and Small Business Banking (“CSBB”), and the Corporate and Commercial Banking segment was renamed Wholesale Banking (“WB”). Second, the Wealth business was realigned into the WB segment from the CSBB segment, representing a separate reporting unit in that segment. Third, the small business banking client segmentation was realigned into the CSBB segment from the WB segment. As the operations of TIH are now included in discontinued operations, the Company no longer presents the IH segment’s operations as one of its reportable segments in the footnotes to the Consolidated Financial Statements included in Exhibit 99.1. The segment disclosures have been revised to reflect the segment realignment.

Included within Exhibit 99.1 to this Form 8-K and incorporated herein are the following items of the 2023 Form 10-K as of and for the year ended December 31, 2023, each recast as reflected in Exhibit 99.1:

•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, excluding the Risk Management, Liquidity, and Capital sections, which were not impacted by discontinued operations or the segment realignment; and
•Part II, Item 8. Financial Statements and Supplementary Data.

Finally, the Company is filing with this Form 8-K the Report of the Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended December 31, 2023, which is unchanged from the 2023 Form 10-K, other than the dual date to reflect the recast of the Company’s consolidated financial statements to reflect the discontinued operations of the IH segment and to reflect the segment realignment.

This Form 8-K does not revise or update any section or subsection of the 2023 Form 10-K other than as expressly noted above. No attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2023 Form 10-K to reflect information, developments, or events that have occurred since the 2023 Form 10-K was filed, except for (i) matters relating specifically to the recasting of the presentation of the Company’s consolidated financial statements and other disclosures described above to reflect the discontinued operations of the IH segment, and (ii) the segment realignment discussed above. Therefore, this Form 8-K (including the exhibits) should be read in conjunction with the 2023 Form 10-K and the Company’s subsequent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and the Company’s Current Reports on Form 8-K. These subsequent filings contain important information regarding forward-looking statements, events, developments, and updates affecting the Company and its expectations that have occurred since the filing of the 2023 Form 10-K. The information in this Form 8-K is not an amendment to, or a restatement of, the 2023 Form 10-K.

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm
99.1
The following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 recast to present operations related to the business of Truist Insurance Holdings, LLC as discontinued operations and revised to reflect the segment realignment: Part III, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operation), and Part III, Item 8 (Financial Statements and Supplementary Data)

101	The following materials from Truist Financial Corporation’s Current Report on Form 8-K dated May 10, 2024, formatted in Inline XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statements of Changes in Shareholders’ Equity, (v) Consolidated Statements of Cash Flows, and (vi) the Notes to the Consolidated Financial Statements
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: May 10, 2024